EXHIBIT 1


                             JOINT FILING AGREEMENT

This will confirm the agreement by and among all of the undersigned that the
Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of the common stock, $.001 par value per share, of TiVo Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:      February 11, 2000

                             DIRECTV, Inc.

                             By: Robert M. Hall
                                 -----------------------------------------------
                                 Name: Robert M. Hall
                                 Title: Senior Vice President, General Counsel
                                         and Secretary


                             DIRECTV Enterprises, Inc.

                             By: Robert M. Hall
                                 -----------------------------------------------
                                 Name: Robert M. Hall
                                 Title: Senior Vice President, General Counsel
                                         and Secretary


                             Hughes Electronics Corporation

                             By: Robert M. Hall
                                 -----------------------------------------------
                                 Name: Robert M. Hall
                                 Title: Assistant Secretary



                             General Motors Corporation

                             By: Thomas A. Gottschalk
                                 -----------------------------------------------
                                 Name: Thomas A. Gottschalk
                                 Title: Senior Vice President and
                                         General Counsel



                             [SIGNED IN COUNTERPART]


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